UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2007

The following N-CSR relates only to Dreyfus Tax Managed Balanced Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
27	Information About the Review
and Approval of the Fund’s
Investment Management Agreement

F O R M O R E I N F O R M AT I O N

Back Cover

The Fund

Dreyfus Tax Managed
Balanced Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Managed Balanced Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, municipal bonds and large-cap stocks fared relatively well over the course of your fund’s reporting period. Stock and bond prices generally were propelled higher by stabilized interest rates, receding inflationary pressures and robust investor demand. Although the U.S. economy has shown signs of a gradual and orderly slowdown,few economists currently believe we are headed for a full-blown recession.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment. As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends while managing your income tax liabilities.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Joseph P. Darcy, Senior Portfolio Manager, Fixed Income Portion Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser, Equity Portion

How did Dreyfus Tax Managed Balanced Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced a 4.07% total return.1 The fund’s benchmark, a blended index composed of 55% Lehman Brothers Municipal Bond Index2 and 45% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),3 produced a 5.61% total return for the same period.

Stocks and bonds rallied before encountering heightened stock market volatility near the reporting period’s end. Municipal bonds benefited from moderating economic growth and subdued inflation, while stocks advanced amid robust corporate earnings. However, small-cap stocks fared better than larger-cap ones, causing the fund’s return to trail its benchmark.

What is the fund’s investment approach?

The fund seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.To pursue its goal, the fund normally invests the majority of its assets in municipal bonds that provide income exempt from federal income tax.The fund’s target investment allocation in municipal bonds is 55% of its assets. From time to time, we may re-balance the fund’s portfolio, and will do so quarterly if necessary to maintain its municipal bond holdings above 50% of assets. The fund employs a tax-managed strategy to invest the balance of its assets primarily in equity securities, focusing on blue-chip companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

The fund only invests in municipal bonds rated investment grade by independent rating agencies or the unrated equivalent as determined by Dreyfus at the time of purchase.4The fund seeks to maintain a minimum average credit quality of AA/Aa with respect to its portfolio of municipal bonds.We may buy and sell bonds based on credit quality,market outlook and yield potential.When selecting municipal bonds for investment,

T h e F u n d 3

we may assess the current interest rate environment and the municipal bond’s credit profile and potential volatility in different rate environments. We primarily focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The fund invests the balance of its assets primarily in equity securities, such as common stocks, preferred stocks, warrants and convertible securities. In choosing equities, we first identify economic sectors that we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have dominant positions in their industries and have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. We also are alert to companies that we consider undervalued. We attempt to enhance after-tax returns by minimizing the fund’s annual taxable distributions. To do so, we generally seek to maintain a low annual portfolio turnover rate.

What other factors influenced the fund’s performance?

Concerns regarding robust economic growth and intensifying inflationary pressures ebbed during the reporting period as housing markets cooled and energy prices fell.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook when it refrained from raising interest rates after more than two years of rate hikes.These factors helped fuel rallies among stocks and bonds through the end of February 2007.

The fund’s municipal bond portfolio benefited from the combination of stable short-term interest rates and declining long-term bond yields. Although we diversified the fund’s holdings across the market’s maturity spectrum, we tended to favor income-oriented bonds with longer-term maturities, which fared particularly well. We also placed mild emphasis on bonds from higher-tax states, which represented attractive values compared to historical norms.

In the fund’s stock portfolio, holdings in the consumer discretionary sector contributed positively to relative performance, led by publisher McGraw-Hill Cos., which benefited from strength in its textbook and financial divisions. Media conglomerate News Corp. gained value due to good results from its cable television and film production divisions as well as its acquisition of the “MySpace” Internet site. Retailer Target advanced when concerns regarding consumer spending proved to be overblown.

4

Relatively heavy exposure to energy companies and disappointing stock selections within the sector detracted from relative performance when commodity prices declined.The consumer staples area was hindered by intensifying competitive pressures at pharmacy chain Walgreens and lower-than-expected earnings guidance from grocer Whole Foods Market. Industrial companies Emerson Electric and General Electric languished amid concerns about earnings growth in a slower economy.

What is the fund’s current strategy?

While the Fed appears to be on hold for the time being and the risk of a recession appears to be minimal, inflation concerns continue to linger. We have prepared the fund’s municipal bond portfolio for this environment by maintaining a relatively high credit profile. If we see signs that the Fed intends to reduce short-term interest rates, we may place greater emphasis on shorter-maturity securities.As for equities, we continue to focus on leading companies with the ability to produce consistent earnings under a variety of economic conditions, which we believe positions the fund for slower economic growth over the remainder of 2007.

March 15, 2007

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution rates. There can be no guarantee that the fund will generate any specific level of distribution annually.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income from municipal bonds may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Any capital gains and any dividends received from the fund’s equity investments are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect until August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[4]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

T h e F u n d 5

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Balanced Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007

Expenses paid per $1,000 ††	$ 5.82
Ending value (after expenses)	$1,040.70

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007

Expenses paid per $1,000 ††	$ 5.76
Ending value (after expenses)	$1,019.09

† Expenses are equal to the fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Common Stocks—42.8%	Shares	Value ($)

Consumer Discretionary—4.1%
Hilton Hotels	800	28,240
Home Depot	700	27,720
McGraw-Hill Cos.	1,100	71,071
News, Cl. A	1,800	40,554
Target	400	24,612
		192,197
Consumer Staples—10.8%
Altria Group	1,300	109,564
Coca-Cola	1,400	65,352
Estee Lauder Cos., Cl. A	400	19,152
Nestle, ADR	600	55,896
PepsiCo	900	56,835
Procter & Gamble	1,200	76,188
SYSCO	600	19,776
Wal-Mart Stores	700	33,810
Walgreen	1,100	49,181
Whole Foods Market	500	23,885
		509,639
Energy—8.3%
BP, ADR	200	12,328
Chevron	1,000	68,610
ConocoPhillips	1,100	71,962
Exxon Mobil	1,600	114,688
Halliburton	600	18,528
Hess	300	15,915
Occidental Petroleum	800	36,944
Total, ADR	700	47,124
		386,099

T h e F u n d 7

Common Stocks (continued)	Shares	Value ($)

Financial—8.5%
American Express	600	34,122
Ameriprise Financial	700	40,922
Bank of America	1,200	61,044
Capital One Financial	300	23,124
Citigroup	1,500	75,600
HSBC Holdings, ADR	600 [a]	52,560
JPMorgan Chase & Co.	1,000	49,400
Merrill Lynch & Co.	700	58,576
		395,348
Health Care—3.0%
Abbott Laboratories	700	38,234
Eli Lilly & Co.	600	31,584
Johnson & Johnson	700	44,135
UnitedHealth Group	500	26,100
		140,053
Industrial—3.8%
Caterpillar	400	25,768
Emerson Electric	1,000	43,090
General Electric	2,300	80,316
United Technologies	400	26,252
		175,426
Information Technology—2.8%
Automatic Data Processing	600	29,874
Intel	2,800	55,580
Microsoft	1,000	28,170
Yahoo!	600 [b]	18,516
		132,140
Materials—.7%
Praxair	500	30,845
Transportation—.8%
United Parcel Service, Cl. B	500	35,095
Total Common Stocks
(cost $1,829,653)		1,996,842

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments—49.3%	Rate (%)	Date	Amount ($)	Value ($)

California—4.5%
Golden State Tobacco Securitization
Corp., Enhanced Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/45	100,000	104,498
Sweetwater Union High School
District Public Financing
Authority, Special Tax
Revenue (Insured; FSA)	5.00	9/1/27	100,000	106,668
Connecticut—2.3%
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.00	7/1/35	100,000	107,138
Georgia—2.3%
Atlanta,
Water and Wastewater
Revenue (Insured; FSA)	5.00	11/1/43	100,000	105,633
Hawaii—2.3%
Kauai County,
GO (Insured; FGIC)	5.00	8/1/29	100,000	106,905
Kansas—4.6%
Butler County Unified School
District Number 490, GO
Improvement (Insured; FSA)	5.00	9/1/29	100,000	107,040
Kansas Development Finance
Authority, Revenue (Kansas
Department of Administration-
Comprehensive Transportation
Program) (Insured; FGIC)	5.00	11/1/25	100,000	108,412
Kentucky—2.4%
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized; GNMA)	5.25	11/20/25	100,000	110,231
Michigan—2.3%
Michigan Hospital Finance
Authority, HR (Sparrow
Obligated Group) (Insured; MBIA)	5.00	11/15/36	100,000	105,823

T h e F u n d 9

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota—2.2%
Chaska,
Electric Revenue	5.00	10/1/30	100,000	104,944
Nebraska—2.3%
Lincoln,
Electric System Revenue	5.00	9/1/29	100,000	106,965
Nevada—2.3%
Clark County,
Airport System Revenue
(Insured; AMBAC)	5.00	7/1/40	100,000	105,611
New Jersey—2.2%
New Jersey Health Care Facilities
Financing Authority,
Revenue (Hunterdon
Medical Center Issue)	5.13	7/1/35	100,000	105,225
New York—9.1%
Long Island Power Authority,
Electric System General Revenue	5.00	12/1/35	100,000	106,512
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; FGIC)	5.00	3/1/31	100,000	107,721
New York State Dormitory
Authority, Mental Health
Services Facilities
Improvement Revenue
(Insured; AMBAC)	5.00	2/15/30	100,000	106,515
Westchester Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/45	100,000	102,839
North Carolina—2.2%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue	5.00	1/15/45	100,000	104,666
South Carolina—2.3%
South Carolina Transportation
Infrastructure Bank, Revenue
(Insured; AMBAC)	5.00	10/1/33	100,000	106,051

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—4.5%
North Harris County Regional Water
Authority, Senior Lien Revenue
(Insured; MBIA)	5.00	12/15/32	100,000	105,436
Trinity River Authority,
Regional Wastewater System
Revenue (Insured; MBIA)	5.00	8/1/29	100,000	106,391
U.S. Related—1.5%
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	250,000	70,948
Total Long-Term Municipal Investments
(cost $2,215,004)				2,302,172

Short-Term Municipal
Investments—6.4%

Florida—2.2%
Sunshine State Governmental
Financing Commission, Revenue
(Governmental Financing
Program) (Insured; AMBAC
and Liquidity Facility; Dexia
Credit Locale)	3.63	3/1/07	100,000 [c]	100,000
Kansas—2.1%
Kansas Development Finance
Authority, Revenue (Sisters of
Charity of Leavenworth Health
System) (Liquidity Facility;
JPMorgan Chase Bank)	3.64	3/1/07	100,000 [c]	100,000
Missouri—2.1%
Missouri Health and Educational
Facilities Authority, Educational
Facilities Revenue (The Washington
University) (Liquidity Facility;
JPMorgan Chase Bank)	3.64	3/1/07	100,000 [c]	100,000
Total Short-Term Municipal Investments
(cost $300,000)				300,000

T h e F u n d 11

Investment of Cash Collateral
for Securities Loaned—1.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $53,400)	53,400 [d]	53,400

Total Investments (cost $4,398,057)	99.6%	4,652,414

Cash and Receivables (Net)	.4%	17,345

Net Assets	100.0%	4,669,759

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $52,560 and the total market value of the collateral held by the fund is $53,400.
[b] Non-income producing security.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Long-Term Municipal Investments	49.3	Health Care	3.0
Consumer Staples	10.8	Information Technology	2.8
Financial	8.5	Money Market Investment	1.1
Energy	8.3	Transportation	.8
Short-Term Municipal Investments	6.4	Materials	.7
Consumer Discretionary	4.1
Industrial	3.8		99.6

† Based on net assets.
See notes to financial statements.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

T h e F u n d 13

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) ††

AAA		Aaa		AAA	60.1
AA		Aa		AA	12.0
A		A		A	16.2
BBB		Baa		BBB	4.0
F1		MIG1/P1		SP1/A1	7.7
					100.0

†† Based on total investments.
See notes to financial statements.

14

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $52,560)—Note 1(b):
Unaffiliated issuers	4,344,657	4,599,014
Affiliated issuers	53,400	53,400
Cash		48,002
Dividends and interest receivable		35,656
Prepaid expenses		11,793
Due from The Dreyfus Corporation and affiliates—Note 3(b)		11,887
		4,759,752

Liabilities ($):
Liability for securities on loan—Note 1(b)		53,400
Accrued expenses		36,593
		89,993

Net Assets ($)		4,669,759

Composition of Net Assets ($):
Paid-in capital		4,416,227
Accumulated undistributed investment income—net		11,055
Accumulated net realized gain (loss) on investments		(11,880)
Accumulated net unrealized appreciation
(depreciation) on investments		254,357

Net Assets ($)		4,669,759

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		353,141
Net Asset Value, offering and redemption price per share ($)—Note 3(d)		13.22

See notes to financial statements.

T h e F u n d 15

Investment Income ($):
Income:
Interest income	57,651
Cash dividends (net of $119 foreign taxes withheld at source)	21,805
Income from securities lending	81
Total Income	79,537
Expenses:
Management fee—Note 3(a)	15,147
Legal fees	23,682
Auditing fees	22,910
Registration fees	17,875
Prospectus and shareholders’ reports	6,368
Service plan fees—Note 3(b)	5,826
Shareholder servicing costs—Note 3(b)	1,000
Trustees’ fees and expenses—Note 3(c)	554
Custodian fees—Note 3(b)	50
Miscellaneous	4,756
Total Expenses	98,168
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(71,372)
Net Expenses	26,796
Investment Income—Net	52,741

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,372
Net unrealized appreciation (depreciation) on investments	131,345
Net Realized and Unrealized Gain (Loss) on Investments	133,717
Net Increase in Net Assets Resulting from Operations	186,458

See notes to financial statements.

16

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006 [a]

Operations ($):
Investment income—net	52,741	86,708
Net realized gain (loss) on investments	2,372	(14,252)
Net unrealized appreciation
(depreciation) on investments	131,345	123,012
Net Increase (Decrease) in Net Assets
Resulting from Operations	186,458	195,468

Dividends to Shareholders from ($):
Investment income—net	(69,212)	(59,182)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	209,379	4,688,969
Dividends reinvested	36,550	56,449
Cost of shares redeemed	(293,607)	(281,513)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(47,678)	4,463,905
Total Increase (Decrease) in Net Assets	69,568	4,600,191

Net Assets ($):
Beginning of Period	4,600,191	—
End of Period	4,669,759	4,600,191
Undistributed investment income—net	11,055	27,526

Capital Share Transactions (Shares):
Shares sold	15,913	374,557
Shares issued for dividends reinvested	2,772	4,484
Shares redeemed	(22,225)	(22,360)
Net Increase (Decrease) in Shares Outstanding	(3,540)	356,681

[a] From September 30, 2005 (commencement of operations) to August 31, 2006.
See notes to financial statements.

T h e F u n d 17

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006 [a]

Per Share Data ($):
Net asset value, beginning of period	12.90	12.50
Investment Operations:
Investment income—net [b]	.15	.28
Net realized and unrealized
gain (loss) on investments	.36	.31
Total from Investment Operations	.51	.59
Distributions:
Dividends from investment income—net	(.19)	(.19)
Net asset value, end of period	13.22	12.90

Total Return (%) [c]	4.07	4.73

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	2.09	3.37
Ratio of net expenses to average net assets [c]	.57	1.06
Ratio of net investment income
to average net assets [c]	1.12	2.19
Portfolio Turnover Rate [c]	2.43	13.80

Net Assets, end of period ($ x 1,000)	4,670	4,600

[a]	From September 30, 2005 (commencement of operations) to August 31, 2006.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

18

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”),which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund, which commenced operations on September 30, 2005. The fund’s investment objective seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser with respect to the equity portion of the fund’s portfolio. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

As of February 28, 2007, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 148,713 of the fund’s shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

T h e F u n d 19

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Investments in municipal bond securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for

20

such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. For investments in equity securities, dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. For investments in municipal bond securities, interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

T h e F u n d 21

financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. For investments in equity securities, dividends from investment income-net are normally declared and paid annually. For investments in municipal bond securities, it is the policy of the fund to declare and pay dividends from investment income-net, monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

22

provisions of the Code, and to make distributions of taxable income with respect to equity securities and to distribute tax exempt dividends with respect to municipal securities and to make distributions of net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The fund has an unused capital loss carryover of $1,039 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: tax exempt income $55,589 and ordinary income $3,593.The tax character of current year distributors will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including

T h e F u n d 23

the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2007, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement between Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2007, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, do not exceed an annual rate of 1.15% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $71,372 during the period ended February 28, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .251% of the value of the fund’s average daily net assets representing the equity portion of the fund’s portfolio and is payable monthly.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund at an annual aggregate rate of up to .25% of the value of the fund’s aggregate daily net assets. The Distributor may pay one or more Service Agents a fee in respect of these services and determines the amount, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. During the period ended February 28, 2007, the fund was charged $5,826 pursuant to the Plan.

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The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $602 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $50 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,349, Rule 12b-1, custodian fees $455, chief compliance officer fees $2,726 and transfer agency per account fees $140,which are offset against an expense reimbursement currently in effect in the amount of $17,557.

(c) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the

T h e F u n d 25

Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $105,541 and $162,779, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $254,357, consisting of $303,014 gross unrealized appreciation and $48,657 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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At a meeting of the fund’s Board of Trustees held on January 31 and February 1, 2007, the Board considered the re-approval, through its annual renewal date of April 4, 2008, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory services (with respect to municipal bonds) and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the equity portion of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size.

T h e F u n d 27

The Board members also considered the Manager’s and Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail funds that invest only in stocks and municipal bonds (the “Performance Group”) and to a larger universe of funds, consisting of all mixed-asset target allocation moderate funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s performance was slightly below the Performance Group median and below the Performance Universe median for the one-year period ended November 30, 2006. The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategies employed in the management of the fund’s assets. The Board members noted the Manager’s reputation and experience with respect to municipal bond investing and also noted Sarofim & Co.’s reputation and experience based on a long-term “buy-and-hold” investment approach to investing in what generally are predominantly dividend-paying, income-producing securities.The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the calendar year since the fund’s inception.

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The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”),each selected and provided by Lipper.The Board members noted that the fund’s contractual management fee was equal to the fund’s Expense Group median.They also noted that the fund did not pay any management fee for the one-year period ended November 30, 2006, as the Manager had contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2007, so that annual fund operating expenses (including taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% . The Board members noted that the fund’s expense ratio was equal to the Expense Group median and below the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by a mutual fund with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), noting that, unlike the fund, the other fund invests in stocks and taxable bonds and no Similar Fund invests in stocks and municipal bonds. Representatives of the Manager provided the Board members with fee information for other accounts managed by Sarofim & Co. with similar policies and strategies as the equity portion of the fund to be managed by Sarofim

& Co. (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co’s perspective, in providing services to certain of the Similar Accounts as compared to managing and providing services to the fund.They also noted that no Similar Account pursues a strategy of investing in stocks and municipal bonds. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and

T h e F u n d 29

discussed the relationship of the fees paid in light of the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

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It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the fee waiver arrangement and its effect on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.

• The Board was generally satisfied with the fund’s performance.

• The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.

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• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

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The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 25, 2007

By:	/s/ James Windes
James Windels
Chief Financial Officer

Date:	April 25, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)